UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 17, 2006

ENERGY CONVERSION DEVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8403	38-1749884

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2956 Waterview Drive, Rochester Hills, Michigan	48309

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (248) 293-0440

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors;
                      Appointment of Principal Officers

        On August 17, 2006, Energy Conversion Devices, Inc. ("ECD") issued a press release to announce the death of Dr. Iris M. Ovshinsky, its co-founder, vice president and a director.

Item 9.01        Financial Statements and Exhibits

(d)     Exhibits:

99.1 Press release of Energy Conversion Devices, Inc. dated August 17, 2006

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.
By: /s/ Ghazaleh Koefod Corporate Secretary

Date: August 18, 2006

EXHIBIT INDEX

      Exhibit No.                                                    Description

99.1	Press release dated August 17, 2006